EXHIBIT 23.1
                                                                    ------------





                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------


We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 5, 2003, which appears on page F-1 of the annual report on Form 10-KSB of Accessity Corp. for the year ended December 31, 2002.





                                              /s/ NUSSBAUM YATES & WOLPOW, P.C.

                                              NUSSBAUM YATES & WOLPOW, P.C.



Melville, New York
June 25, 2003